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                              FORM  8-A

                 SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549


          FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
               PURSUANT TO SECTION 12(b) OR (g) OF THE
                   SECURITIES EXCHANGE ACT OF 1934



                        Livingston Enterprises, Inc.
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          (Exact name of Registrant as specified in its charter)


            California                                   77-0127305
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 (State of incorporation or organization)          (IRS Employer I.D. No.)


                4464 Willow Road, Pleasanton, California 94588
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                   (Address of principal executive offices)



  Securities to be registered pursuant to Section 12(b) of the Act:

                                  NONE
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  Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, No Par Value
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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Incorporated by reference to page 46 of the prospectus contained in Registrant's Registration Statement on Form S-1 (File No. 333-27335) filed on May 16, 1997.

Item 2.  Exhibits

         The following exhibits are filed as a part of this registration statement:

         1.*   Specimen certificate of Registrant's Common Stock.

         2.**  Restated Articles of Incorporation, as currently in effect.

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*   To be filed by amendment.
** Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-27335) filed on May 16, 1997.

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                              SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:    May 19, 1997


                                       LIVINGSTON ENTERPISES, INC.

                                       /s/ Steven A. Hess
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                                       Steven A. Hess
                                       Chief Financial Officer